UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 03, 2023

Paychex, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-11330	16-1124166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

911 Panorama Trail South
Rochester, New York		14625-2396
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (585) 385-6666

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 3, 2023, Paychex Advance LLC, a New York limited liability company (the “Company”) and Paychex, Inc., a Delaware corporation (the “Parent”), entered into Amendment No. 2 (the “Amendment”) to the $250 million, three-year, unsecured, revolving credit facility established on February 6, 2020 (the “2020 Credit Facility”) in favor of the Company as borrower by a syndicate of lenders for which PNC Bank, N.A. acts as Administrative Agent.

The Amendment, among other things, extends the maturity date of the 2020 Credit Facility from February 6, 2023 to February 6, 2026 at which time all borrowings thereunder will terminate. Except for extending the maturity date and making ministerial changes to the 2020 Credit Facility, the Amendment did not change the existing terms of the 2020 Credit Facility.

The lenders under the 2020 Credit Facility, and their respective affiliates, have performed, and may in the future perform for the Parent and the Company, various commercial banking, investment banking, underwriting, and other financial advisory services, for which they have received, and will continue to receive in the future, customary fees and expenses.

Terms used herein and not otherwise defined have the meanings given to them in the credit agreement which evidences the 2020 Credit Facility. The foregoing description of the terms and conditions of the Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
Exhibit 10.1	Amendment No. 2 to 2020 Credit Agreement, dated as of February 3, 2023, by and among the Company, the Parent, the lender parties thereto, PNC Bank, N.A. as Administrative Agent and others.
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCHEX, INC.

Date:	February 7, 2023	By:	/s/ Efrain Rivera
Efrain Rivera Senior Vice President and Chief Financial Officer